Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 8 - SUBSEQUENT EVENTS:

A.	On July 8, 2024, the Company signed an amendment to the credit facility agreement with the European Investment Bank (“EIB”). Following the Amendment, the availability of the second tranche of €3.5 million to the expansion of the Company’s plant, was extended by one year (to March 31, 2025), subject to certain conditions, with a 5.0% fixed annual interest rate.

B.	On August 4, 2024, the Company entered into a definitive securities purchase agreement with Alpha Capital Anstalt (“Alpha”) for a private placement of 1,000,000 Ordinary Shares at a price of $1.05 per share. The closing of the private placement is subject to certain conditions, including obtaining consent from an existing lender within 90 days of signing the agreement.

Under the terms of the agreement, the investor will have a one-time future investment right, from the date hereof until the date that is 12 months after the closing date, to subscribe for an additional 1,000,000 Ordinary Shares (or at the election of the Investor pre-funded warrants to purchase up to 1,000,000 Ordinary Shares in lieu of Ordinary Shares) at a price of $2.50 per ordinary share (or pre-funded warrant), in a private placement. This future investing right will trigger upon the Company’s Ordinary Shares closing on Nasdaq at or above $2.50 per ordinary share (“trigger date”). Any Investor that desires to undertake such future investment shall notify the Company in writing no later than 4:00pm (New York City time) on the fifth (5th) business day following the trigger date. Under the terms of the agreement the parties have also undertaken certain restriction with regard to exercise of rights, so that the investor would not beneficially own in excess of the beneficial ownership limitation of 24.99% of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of Ordinary Shares.